                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






         DATE OF REPORT (Date of earliest event reported): July 26, 2000
                                                           --------------


                                    VIB Corp
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)


             333-43021                              33-0780371
     (Commission File Number)               (IRS Employer I.D. Number)


1498 Main Street, El Centro, California                92243
(Address of principal executive offices)             (Zip Code)


                                 (760) 337-3200
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5. Other Events

     On July 26, 2000, the Registrant raised approximately $10.0 million in net proceeds from an offering of "trust preferred" securities in a private placement conducted as a part of a pooled offering sponsored by First Union Securities, Inc. The proceeds will be used to increase Valley Independent Bank's capital by at least $8.5 million, with the balance to be used for general corporate purposes. The Registrant formed a wholly-owned New York common law trust subsidiary, VIBC Capital Trust I (the "Trust"), for the specific purpose of: (1) investing in the Registrant's 11.695% Junior Subordinated Note (the "Notes"), due July 19, 2030; (2) selling 11.695% Preferred Securities (the "Preferred Securities"), representing a 97% beneficial interest in the Notes owned by the Trust; and (3) issuing Common Securities (the "Common Securities") to the Registrant, representing a 3% beneficial interest in the Notes owned by the Trust.

     On July 12, 2000, the Registrant entered into a Placement Agent Agreement (the "Agreement") with First Union Securities, Inc. (the "Placement Agent"). On July 26, 2000, the Registrant issued $10.309 million in Notes to the Trust. Concurrently, the Trust issued $10.0 million of the Preferred Securities to the Placement Agent and $309,000 of the Common Securities to the Registrant. The Notes were purchased by the Trust concurrently with the Trust's issuance of the Preferred Securities and the Common Securities. The proceeds to the Registrant, net of the Placement Agent's fees and other offering expenses, was approximately $9.6 million, which will be treated as Tier II capital for regulatory purposes.

     The interest on the Notes will be deductible and paid by the Registrant and represents the sole source of the Trust's revenues available for distributions to the holders of the Preferred Securities. The undertakings of the Registrant with regard to the issuance constitute the Registrant's full and unconditional guarantee of the Trust's obligations pursuant to the Trust Agreement filed herewith as Exhibit 4.3, and the Guarantee Agreement filed herewith as Exhibit 4.6.

     The Registrant has the right, assuming that no default has occurred regarding the Notes, to defer interest payments on the Notes, at any time and for a period of up to twenty consecutive calendar quarters.

     The Preferred Securities will mature concurrently with the Notes on July 19, 2030; but can be called after July 19, 2010 or earlier upon the occurrence of a "Special Event," as defined in Exhibits 4.1, 4.3 and 4.6 attached herewith.

Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements

               Not applicable.

          (b)  Pro Forma Financial Information

               Not applicable.



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          (c)  List of Exhibits

                  Number            Description
                  ------            -----------

                    1.1 Placement Agreement dated as of July 12, 2000, by and between the Registrant and First Union Securities, Inc.

                    4.1 Junior Subordinated Indenture dated as of July 12, 2000 by and between the Registrant and First Union National Bank, as trustee

                    4.2       Form of Junior Subordinated Note included in
                              Article II of Exhibit 4.1

                    4.3 Trust Agreement of VIBC Capital Trust I dated as of July 12, 2000, among the Registrant, First Union National Bank, as Property Trustee, and Jack Brittain, Harry G. Gooding, III, and Dennis L. Kern, as Administrative Trustees

                    4.4 Form of Common Security Certificate of VIBC Capital Trust I (included as Exhibit B to Exhibit 4.3)

                    4.5 Form of Preferred Security Certificate of VIBC Capital Trust I (included as Exhibit C to Exhibit 4.3)

                    4.6 Guarantee Agreement dated as of July 12, 2000 between the Registrant, as Guarantor, and First Union National Bank, as Guarantee Trustee




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VIB CORP



Date:     July 28, 2000              /s/ Harry G. Gooding, III
                                    --------------------------------------
                                         Harry G. Gooding, III
                                         Executive Vice President
                                         and Chief Financial Officer



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                                LIST OF EXHIBITS



Number                    Description                                                   Page
------                    -----------                                                   ----
1.1      Placement Agreement dated July 12, 2000, by and between the Registrant
         and First Union Securities, Inc.                                                   4

4.1      Junior Subordinated Indenture dated as of July 12, 2000 by and between
         the Registrant and First Union National Bank, as trustee                          27

4.2      Form of Junior Subordinated Note included in Article II of Exhibit 4.1           N/A

4.3      Trust Agreement of VIBC Capital Trust I dated as of July 12, 2000 among the Registrant, First Union National Bank, as Property Trustee, and
         Jack Brittain, Harry G. Gooding, III, and Dennis L. Kern, as
         Administrative Trustees                                                          102

4.4      Form of Common Security Certificate of VIBC Capital Trust I (included
         as Exhibit B to Exhibit 4.3)                                                     N/A

4.5      Form of Preferred Security Certificate of VIBC Capital Trust I
         (included as Exhibit C to Exhibit 4.3)                                           N/A

4.6      Guarantee Agreement dated as of July 12, 2000 between the Registrant,
         as Guarantor, and First Union National Bank, as Guarantee Trustee                171